Exhibit 99.2

Toyota Business Highlights Q1 FY2026 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for July 2025 came in at 16 . 4 M units, up from July 2024 at 15 . 8 M units . • Toyota U . S . reported July 2025 sales of 218 , 022 units, an increase of 15 . 3 % on a daily selling rate (DSR) basis and 19 . 9 % on a volume basis versus July 2024 . • Toyota division posted July 2025 sales of 186 , 570 units, an increase of 17 . 2 % on a DSR basis and 21 . 9 % on a volume basis versus July 2024 . • Lexus division posted July 2025 sales of 31 , 452 units, an increase of 4 . 8 % on a DSR basis and 9 . 0 % on a volume basis versus July 2024 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 186,570 31,452 Toyota Division Lexus Division Toyota U.S. July 2025 Vehicle Sales Jul-25 Jul-24 Jul-25 Jul-24 RAV4 39,773 35,593 Tacoma 26,425 18,571 Camry 26,052 24,313 Corolla 20,018 19,749 4Runner 14,582 7,627 Toyota U.S. July Vehicles Sales Toyota Division Top 5 Models* 0 50 100 150 200 250 300 6 11 16 21 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales July 2019 - July 2025 SAAR Toyota U.S. Sales Jul-25 Jul-24 Jul-25 Jul-24 RX 8,997 9,591 NX 6,844 6,604 TX 4,754 (3) ES 3,502 3,778 GX 3,417 4,746 Toyota U.S. July Vehicles Sales Lexus Division Top 5 Models*

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $812 million for the first quarter of fiscal 2026, compared to $357 million for the same period in fiscal 2025. The increase in net income for the first quarter of fiscal 2026, compared to the same period in fiscal 2025, was primarily due to a $154 million increase in total financing revenues, a $144 million decrease in provision for credit losses, a $138 million decrease in interest expense, a $133 million increase in investment and other income, net, and a $25 million increase in voluntary protection contract revenues and insurance earned premiums, partially offset by a $148 million increase in provision for income taxes. • We recorded a provision for credit losses of $45 million for the first quarter of fiscal 2026, compared to $189 million for the same period in fiscal 2025. The decrease in the provision for credit losses for the first quarter of fiscal 2026, compared to the same period in fiscal 2025, was due to a decrease in the size in our retail loan portfolio as well as improvements in delinquencies and decrease in charge - offs. • Our net charge - offs as a percentage of average finance receivables for the first quarter of fiscal 2026 decreased to 0.61 percent from 0.70 percent for the same period in fiscal 2025. Our average finance receivables loss severity per unit for the first quarter of fiscal 2026 decreased to $13,103 from $14,546 in the first quarter of fiscal 2025. The decrease in net charge - offs and loss severity per unit is primarily due to a decrease in full term charge offs and a refinement of purchasing and collection activities. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 17 . 3 billion to $ 18 . 4 billion during the quarter ended June 30 , 2025 , with an average outstanding balance of $ 17 . 8 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES Toyota Motor North America (Toyota) announced that it has allocated and broken ground on more than $50 million in constructio n o f new amenities for vehicle and automotive technology testing and development, affirming commitment to the Arizona Proving Grounds. The new construction in cludes a 5.5 - mile oval track, an off - road park, and new ride and handling surfaces, among many other improvements. Most of the new construction will be complete by later this year. Toyota is also planning a future facility for development of advanced driver assistance technology. Formally named the Arizon a M obility Test Center at Toyota Arizona Proving Grounds (AMTC at TAPG), the facility, under Toyota ownership, has been available to industry as a vehicle tes tin g resource since 2021. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 58.1% 48.5% Q1 FY2025 Q1 FY2026 TMCC - Market Share 1 218 90 118 161 60 78 0 200 400 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q1 FY2025 Q1 FY2026 0.52% 0.70% 0.61% 0.00% 0.25% 0.50% 0.75% Q1 FY2024 Q1 FY2025 Q1 FY2026 Net Charge - offs as a Percentage of Average Finance Receivables 17.4 17.5 72.3 68.2 32.0 38.0 $0 $20 $40 $60 $80 $100 $120 $140 Q1 FY2025 Q1 FY2026 Amount ($billions) TMCC Consolidated Financial Liabilities Outstanding (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 119 18 71 113 13 68 0 50 100 150 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q1 FY2025 Q1 FY2026